Interpublic Group

Second Quarter 2011
Earnings Conference Call
July 28, 2011

Overview – Second Quarter 2011

- Revenue increased 8.0% from Q2-10, 4.7% on an organic basis
- Operating income was $174 million compared with $177 million a year ago
- Operating margin was 10.0% vs. 11.0% a year ago
- Diluted EPS was $0.19 compared with $0.15
- Repurchased approximately 11 million common shares, using $130 million

See reconciliation of organic revenue change on page 17.

Operating Performance

	Three Months Ended June 30, 2011		Three Months Ended June 30, 2010	
Revenue	$	1,740.7	$	1,611.7
Salaries and Related Expenses		1,095.7		991.0
Office and General Expenses		470.8		442.9
Restructuring and Other Reorganization-Related Charges, net		0.2		0.6
Operating Income		174.0		177.2
Interest Expense		(33.1)		(35.0)
Interest Income		9.7		6.1
Other Income (Expense), net		5.3		(2.1)
Income Before Income Taxes		155.9		146.2
Provision for Income Taxes		47.6		63.3
Equity in Net Income of Unconsolidated Affiliates		0.6		0.2
Net Income		108.9		83.1
Net Income Attributable to Noncontrolling Interests		(4.3)		(0.6)
Net Income Attributable to IPG		104.6		82.5
Dividends on Preferred Stock		(2.9)		(2.9)
Benefit from Preferred Stock Repurchased		-		25.7
Net Income Available to IPG Common Stockholders	$	101.7	$	105.3
Earnings per Share Available to IPG Common Stockholders:				
Basic	$	0.21	$	0.22
Diluted	$	0.19	$	0.15
Weighted-Average Number of Common Shares Outstanding:				
Basic		473.1		473.0
Diluted		546.9		544.9
Dividends Declared per Common Share	$	0.06	$	0.00

(Amounts in Millions, except per share amounts)

IPG

Revenue

	Three Months Ended		Six Months Ended	
	$	% Change	$	% Change
June 30, 2010	**$ 1,611.7**		**$ 2,948.7**	
Total change	129.0	8.0%	266.8	9.0%
Foreign currency	57.5	3.6%	70.7	2.4%
Net acquisitions/(divestitures)	(4.7)	(0.3%)	(5.0)	(0.2%)
Organic	76.2	4.7%	201.1	6.8%
June 30, 2011	**$ 1,740.7**		**$ 3,215.5**	

	Three Months Ended June 30,				Six Months Ended June 30,			
			Change				Change	
	2011	2010	Total	Organic	2011	2010	Total	Organic
IAN	$ 1,471.7	$1,363.2	8.0%	3.9%	$2,707.6	$2,472.4	9.5%	6.5%
CMG	$ 269.0	$ 248.5	8.2%	9.1%	$ 507.9	$ 476.3	6.6%	8.5%

Integrated Agency Networks ("IAN"): McCann Worldgroup, Draftfcb, Lowe, Mediabrands and our domestic integrated agencies
Constituency Management Group ("CMG"): Weber Shandwick, GolinHarris, Jack Morton, FutureBrand, Octagon and our other marketing service specialists

See reconciliations of segment organic revenue change on pages 17 and 18.

($ in Millions)

Geographic Revenue Change

	Three Months Ended June 30, 2011		Six Months Ended June 30, 2011	
	Total	Organic	Total	Organic
United States	2.8%	4.2%	5.0%	6.3%
International	15.7%	5.5%	15.0%	7.6%
United Kingdom	32.8%	15.3%	24.0%	12.1%
Continental Europe	13.1%	2.3%	8.4%	3.0%
Asia Pacific	14.4%	5.8%	18.6%	10.9%
Latin America	7.4%	(1.4%)	12.3%	5.1%
All Other Markets	14.9%	8.3%	16.5%	9.7%
Worldwide	**8.0%**	**4.7%**	**9.0%**	**6.8%**

"All Other Markets" includes Canada, Africa and the Middle East.

See reconciliations of organic revenue change on pages 17 and 18.

Organic Revenue Growth


10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
(2.0%)
(4.0%)
(6.0%)
(8.0%)
(10.0%)
(12.0%)
Q4-05
Q2-06
Q4-06
Q2-07
Q4-07
Q2-08
Q4-08
Q2-09
Q4-09
Q2-10
Q4-10
Q2-11
(0.9%)
(1.1%)
0.9%
2.7%
3.8%
4.5%
3.7%
(4.0%)
(10.8%)
(4.9%)
7.0%
8.7%

See reconciliation on page 19.

Expenses

Salaries & Related

	2011	2010	Change $	Change Total	Change Organic
Three Months Ended June 30,	$ 1,095.7	$ 991.0	$ 104.7	10.6%	6.9%
% of Revenue	*62.9%*	*61.5%*			
Three months severance	$ 22.5	$ 17.2	$ 5.3	30.8%	
% of Revenue	*1.3%*	*1.1%*			
Six Months Ended June 30,	$ 2,175.8	$ 1,970.3	$ 205.5	10.4%	8.1%
% of Revenue	*67.7%*	*66.8%*			
Six months severance	$ 45.6	$ 27.5	$ 18.1	65.8%	
% of Revenue	*1.4%*	*0.9%*			

Office & General

	2011	2010	Change $	Change Total	Change Organic
Three Months Ended June 30,	$ 470.8	$ 442.9	$ 27.9	6.3%	2.8%
% of Revenue	*27.0%*	*27.5%*			
Three months professional fees	$ 30.0	$ 27.0	$ 3.0	11.1%	
% of Revenue	*1.7%*	*1.7%*			
Six Months Ended June 30,	$ 910.0	$ 859.7	$ 50.3	5.9%	3.5%
% of Revenue	*28.3%*	*29.2%*			
Six months professional fees	$ 59.5	$ 55.1	$ 4.4	8.0%	
% of Revenue	*1.9%*	*1.9%*			

See reconciliations of organic measures on pages 17 and 18.

($ in Millions)

Adjusted Operating Margin


Trailing Twelve Months
10.0%
9.0%
8.0%
7.0%
6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
(1.0%)
(0.2%)
(0.4%)
2.7%
4.1%
5.7%
7.4%
8.7%
7.3%
5.8%
7.3%
8.5%
8.3%
Q4-05
Q2-06
Q4-06
Q2-07
Q4-07
Q2-08
Q4-08
Q2-09
Q4-09
Q2-10
Q4-10
Q2-11

Excludes the effect of restructuring and other reorganization-related charges (reversals) and long-lived asset impairment and other charges.

See reconciliation on page 20.

Cash Flow

	Three Months Ended June 30,	
	2011	2010
NET INCOME	$ 109	$ 83
OPERATING ACTIVITIES		
Depreciation & amortization	50	49
Deferred taxes	17	43
Other non-cash items	5	13
Change in working capital, net	67	167
Other non-current assets & liabilities	(49)	(1)
Net cash provided by Operating Activities	**199**	**354**
INVESTING ACTIVITIES		
Acquisitions & deferred payments, net	(37)	(3)
Capital expenditures	(36)	(19)
Business & investment purchases/sales, net	5	-
Net cash used in Investing Activities[1]	**(68)**	**(22)**
FINANCING ACTIVITIES		
Repurchase of common stock	(128)	-
Common stock dividends	(28)	-
Exercise of stock options	4	-
Repurchase of preferred stock	-	(266)
Purchase of long-term debt	-	(21)
Acquisition related payments	(44)	-
Net increase in short-term bank borrowings	30	11
Distributions to noncontrolling interests	(8)	(8)
Preferred stock dividends	(3)	(7)
Other financing activities	2	(9)
Net cash used in Financing Activities	**(175)**	**(300)**
Currency Effect	13	(30)
(Decrease) Increase in Cash & S/T Marketable Securities	**$ (31)**	**$ 2**

[1] Excludes the net purchase, sale and maturities of short-term marketable securities. See reconciliation on page 21.

($ in Millions)

Balance Sheet – Current Portion

	June 30, 2011	December 31, 2010	June 30, 2010
CURRENT ASSETS:			
Cash and cash equivalents	$ 1,809.8	$ 2,675.7	$ 1,929.9
Marketable securities	14.2	13.7	12.5
Accounts receivable, net	4,160.9	4,317.6	3,724.5
Expenditures billable to clients	1,348.7	1,217.1	1,231.5
Other current assets	260.1	229.4	282.4
Total current assets	**$ 7,593.7**	**$ 8,453.5**	**$ 7,180.8**
CURRENT LIABILITIES:			
Accounts payable	$ 4,064.7	$ 4,474.5	$ 4,004.8
Accrued liabilities	2,849.4	3,112.7	2,445.0
Short-term borrowings	150.0	114.8	91.6
Current portion of long-term debt	448.6	38.9	194.3
Total current liabilities	**$ 7,512.7**	**$ 7,740.9**	**$ 6,735.7**

($ in Millions)

Debt Maturity Schedule

Total Debt including Convertible Notes = $1.8 billion



$800
$600
$400
$200
$0
$189
$400 (1)
$200 (2)
$350
$600
2011
2012
2013
2014
2017
Face Value as of June 30, 2011
Long-Term Debt
Other Short-Term Debt
First Investor Put 4.25% Convertible Notes (in 2012)
First Investor Put 4.75% Convertible Notes (in 2013)

(1) Discrete option to put 4.25% Notes for cash in March 2012, and for cash, stock or a combination at Company's election, in March 2015 and March 2018. As a result, we have included the 4.25% Notes with a book value of $410 in the current portion of long-term debt on our unaudited June 30, 2011 Consolidated Balance Sheet. We have an option to call for cash in March 2012. If the puts or calls are not exercised, the notes mature March 2023.

(2) Discrete option to put 4.75% Notes for cash, stock or a combination at Company's election, in March 2013 and March 2018. We have an option to call for cash in March 2013. If the puts or calls are not exercised, the notes mature March 2023.

($ in Millions)

IPG

Summary

- Peer-level organic growth over the first six months of the year – our agency brands are fully competitive
- Moderating expense increases and normalized revenue growth in H2-11 expected to result in substantial full-year margin expansion
- Strong financial resources increasingly driving value creation

IPG

Interpublic Group

Appendix

Operating Performance

	Six Months Ended June 30,			
		2011		2010
Revenue	$	3,215.5	$	2,948.7
Salaries and Related Expenses		2,175.8		1,970.3
Office and General Expenses		910.0		859.7
Restructuring and Other Reorganization-Related Charges, net		1.0		0.9
Operating Income		128.7		117.8
Interest Expense		(65.0)		(67.6)
Interest Income		18.0		12.6
Other Expense, net		(0.8)		(1.6)
Income Before Income Taxes		80.9		61.2
Provision for Income Taxes		26.1		48.0
Equity in Net Income (Loss) of Unconsolidated Affiliates		0.9		(0.4)
Net Income		55.7		12.8
Net Loss Attributable to Noncontrolling Interests		3.7		5.1
Net Income Attributable to IPG		59.4		17.9
Dividends on Preferred Stock		(5.8)		(9.8)
Benefit from Preferred Stock Repurchased		-		25.7
Net Income Available to IPG Common Stockholders	$	53.6	$	33.8
Earnings per Share Available to IPG Common Stockholders:				
Basic	$	0.11	$	0.07
Diluted	$	0.11	$	0.02
Weighted-Average Number of Common Shares Outstanding:				
Basic		474.6		472.1
Diluted		515.6		531.6
Dividends Declared per Common Share	$	0.12	$	0.00

(Amounts in Millions, except per share amounts)

IPG

Cash Flow

	Six Months Ended June 30, 2011	2010
NET INCOME	$ 56	$ 13
OPERATING ACTIVITIES		
Depreciation & amortization	99	99
Deferred taxes	(36)	4
Other non-cash items	19	25
Change in working capital, net	(669)	(316)
Other non-current assets & liabilities	(71)	(27)
Net cash used in Operating Activities	**(602)**	**(202)**
INVESTING ACTIVITIES		
Acquisitions & deferred payments, net	(39)	(9)
Capital expenditures	(53)	(28)
Business & investment purchases/sales, net	7	30
Net cash used in Investing Activities[1]	**(85)**	**(7)**
FINANCING ACTIVITIES		
Repurchase of common stock	(139)	-
Common stock dividends	(57)	-
Exercise of stock options	12	-
Repurchase of preferred stock	-	(266)
Purchase of long-term debt	-	(21)
Acquisition related payments	(48)	-
Net increase in short-term bank borrowings	25	4
Distributions to noncontrolling interests	(11)	(12)
Preferred stock dividends	(6)	(14)
Other	4	(7)
Net cash used in Financing Activities	**(220)**	**(316)**
Currency Effect	41	(38)
Decrease in Cash & S/T Marketable Securities	**$ (866)**	**$ (563)**

[1] Excludes the net purchase, sale and maturities of short-term marketable securities. See reconciliation on page 21.

($ in Millions)

IPG

Depreciation and Amortization

	2011				
	Q1	Q2	Q3	Q4	YTD 2011
Depreciation and amortization of fixed assets and intangible assets	$ 35.6	$ 37.7			$ 73.3
Amortization of restricted stock and other non-cash compensation	15.7	13.8			29.5
Net amortization of bond premiums and deferred financing costs	(1.9)	(2.1)			(4.0)

	2010				
	Q1	Q2	Q3	Q4	YTD 2010
Depreciation and amortization of fixed assets and intangible assets	$ 37.4	$ 36.8	$ 37.3	$ 36.9	$ 148.4
Amortization of restricted stock and other non-cash compensation	13.7	12.8	12.0	11.5	50.0
Net amortization of bond premiums and deferred financing costs	(1.0)	(0.8)	(1.2)	(1.4)	(4.4)

IPG

($ in Millions)

Reconciliation of Organic Measures

	Three Months Ended June 30, 2010	Components of Change: Foreign Currency	Components of Change: Net Acquisitions/ (Divestitures)	Components of Change: Organic	Three Months Ended June 30, 2011	Change: Organic	Change: Total
Segment Revenue							
IAN	$ 1,363.2	$ 50.9	$ 3.9	$ 53.7	$ 1,471.7	3.9%	8.0%
CMG	248.5	6.6	(8.6)	22.5	269.0	9.1%	8.2%
Total	$ 1,611.7	$ 57.5	$ (4.7)	$ 76.2	$ 1,740.7	4.7%	8.0%
Geographic Revenue							
United States	**$ 961.0**	**$ -**	**$ (13.9)**	**$ 40.7**	**$ 987.8**	**4.2%**	**2.8%**
International	**650.7**	**57.5**	**9.2**	**35.5**	**752.9**	**5.5%**	**15.7%**
United Kingdom	90.6	8.7	7.1	13.9	120.3	15.3%	32.8%
Continental Europe	210.4	23.1	(0.3)	4.8	238.0	2.3%	13.1%
Asia Pacific	160.9	13.8	-	9.3	184.0	5.8%	14.4%
Latin America	84.3	6.6	0.8	(1.2)	90.5	(1.4%)	7.4%
All Other Markets	104.5	5.3	1.6	8.7	120.1	8.3%	14.9%
Worldwide	**$ 1,611.7**	**$ 57.5**	**$ (4.7)**	**$ 76.2**	**$ 1,740.7**	**4.7%**	**8.0%**
Expenses							
Salaries & Related	$ 991.0	$ 37.4	$ (1.5)	$ 68.8	$ 1,095.7	6.9%	10.6%
Office & General	442.9	17.3	(2.0)	12.6	470.8	2.8%	6.3%

($ in Millions)

IPG

Reconciliation of Organic Measures

	Six Months Ended June 30, 2010	Components of Change: Foreign Currency	Components of Change: Net Acquisitions/ (Divestitures)	Components of Change: Organic	Six Months Ended June 30, 2011	Change: Organic	Change: Total
Segment Revenue							
IAN	$ 2,472.4	$ 62.6	$ 11.8	$ 160.8	$ 2,707.6	6.5%	9.5%
CMG	476.3	8.1	(16.8)	40.3	507.9	8.5%	6.6%
Total	$ 2,948.7	$ 70.7	$ (5.0)	$ 201.1	$ 3,215.5	6.8%	9.0%
Geographic Revenue							
United States	**$ 1,764.1**	**$ -**	**$ (22.4)**	**$ 111.4**	**$ 1,853.1**	**6.3%**	**5.0%**
International	**1,184.6**	**70.7**	**17.4**	**89.7**	**1,362.4**	**7.6%**	**15.0%**
United Kingdom	192.9	10.1	12.8	23.3	239.1	12.1%	24.0%
Continental Europe	389.4	21.2	(0.3)	11.7	422.0	3.0%	8.4%
Asia Pacific	273.5	21.2	-	29.7	324.4	10.9%	18.6%
Latin America	149.2	9.7	1.1	7.6	167.6	5.1%	12.3%
All Other Markets	179.6	8.5	3.8	17.4	209.3	9.7%	16.5%
Worldwide	**$ 2,948.7**	**$ 70.7**	**$ (5.0)**	**$ 201.1**	**$ 3,215.5**	**6.8%**	**9.0%**
Expenses							
Salaries & Related	$ 1,970.3	$ 46.7	$ (1.4)	$ 160.2	$ 2,175.8	8.1%	10.4%
Office & General	859.7	21.7	(1.6)	30.2	910.0	3.5%	5.9%

($ in Millions)

Reconciliation of Organic Revenue Growth

		Components of change during the period			
Last Twelve Months Ending	Beginning of Period Revenue	Foreign Currency	Net Acquisitions / (Divestitures)	Organic	End of Period Revenue
12/31/05	$ 6,387.0	$ 40.4	$ (107.4)	$ (56.2)	$ 6,263.8
3/31/06	6,323.8	(10.9)	(132.6)	81.5	6,261.8
6/30/06	6,418.4	(8.8)	(157.5)	(68.5)	6,183.6
9/30/06	6,335.9	(13.9)	(140.4)	15.6	6,197.2
12/31/06	6,263.8	20.7	(165.5)	57.8	6,176.8
3/31/07	6,261.8	78.4	(147.2)	16.0	6,209.0
6/30/07	6,183.6	102.4	(124.7)	166.6	6,327.9
9/30/07	6,197.2	137.3	(110.9)	209.2	6,432.8
12/31/07	6,176.8	197.5	(70.7)	233.1	6,536.7
3/31/08	6,209.0	217.8	(45.9)	280.6	6,661.5
6/30/08	6,327.9	244.8	(12.6)	282.4	6,842.5
9/30/08	6,432.8	237.4	32.8	317.2	7,020.2
12/31/08	6,536.7	71.5	87.6	243.0	6,938.8
3/31/09	6,661.5	(88.3)	114.7	91.9	6,779.8
6/30/09	6,842.5	(286.2)	139.2	(275.3)	6,420.2
9/30/09	7,020.2	(390.1)	115.2	(636.4)	6,108.9
12/31/09	6,938.8	(251.6)	69.1	(748.9)	6,007.4
3/31/10	6,779.8	(88.2)	36.0	(705.4)	6,022.2
6/30/10	6,420.2	59.1	2.0	(316.9)	6,164.4
9/30/10	6,108.9	117.7	9.6	60.1	6,296.3
12/31/10	6,007.4	63.3	17.0	419.6	6,507.3
3/31/11	6,022.2	21.0	18.2	583.7	6,645.1
6/30/11	6,164.4	61.5	12.4	535.8	6,774.1

During the first quarter of 2011, we changed the classification of taxes assessed by governmental authorities that are directly imposed on our revenue-producing transactions from a gross to a net basis in a country. This change was applied retrospectively and does not change previously reported operating income (loss) or net income (loss). Revenue and office and general expense decreased equally in each period presented.

($ in Millions)

IPG

Reconciliation of Adjusted Operating Margin

Last Twelve Months Ending	Operating Income (Loss)	Restructuring and Other Reorganization-Related Charges (Reversals), net	Long-Lived Asset Impairment and Other Charges	Adjusted Operating Income (Loss)
12/31/05	$ (104.2)	$ (7.3)	$ 98.6	$ (12.9)
3/31/06	(94.7)	-	98.6	3.9
6/30/06	(133.3)	8.2	98.6	(26.5)
9/30/06	(4.2)	14.3	92.1	102.2
12/31/06	106.0	34.5	27.2	167.7
3/31/07	141.4	33.5	27.2	202.1
6/30/07	210.1	22.0	27.2	259.3
9/30/07	240.3	21.0	27.2	288.5
12/31/07	344.3	25.9	-	370.2
3/31/08	410.7	29.7	-	440.4
6/30/08	465.7	39.0	-	504.7
9/30/08	530.9	37.6	-	568.5
12/31/08	589.7	17.1	-	606.8
3/31/09	565.6	13.7	-	579.3
6/30/09	461.9	9.6	-	471.5
9/30/09	403.9	5.2	-	409.1
12/31/09	341.3	4.6	-	345.9
3/31/10	363.8	5.1	-	368.9
6/30/10	444.1	5.7	-	449.8
9/30/10	486.0	7.6	-	493.6
12/31/10	548.7	3.9	-	552.6
3/31/11	562.8	4.4	-	567.2
6/30/11	559.6	4.0	-	563.6

($ in Millions)

IPG

Reconciliation of Investing Cash Flow

	Three Months Ended June 30, 2011	Three Months Ended June 30, 2010	Six Months Ended June 30, 2011	Six Months Ended June 30, 2010
INVESTING ACTIVITIES				
Cash used in Investing Activities per presentation	$ (68)	$ (22)	$ (85)	$ (7)
Purchase, sale and maturities of short-term marketable securities, net	-	-	-	(2)
Cash used in Investing Activities as reported	$ (68)	$ (22)	$ (85)	$ (9)

($ in Millions)

Interpublic Group

Metrics Update

Metrics Update

Category	Metric
SALARIES & RELATED (% of revenue)	Trailing Twelve Months Base, Benefits & Tax Incentive Expense Severance Expense Temporary Help
OFFICE & GENERAL (% of revenue)	Trailing Twelve Months Professional Fees Occupancy Expense (ex-D&A) T&E, Office Supplies & Telecom All Other O&G
FINANCIAL	Available Liquidity $1.0 Billion 5-Year Credit Facility Covenants

IPG

Salaries & Related Expenses



% of Revenue, Trailing Twelve Months
68.0%
64.0%
60.0%
63.8%
63.3%
64.3%
6/30/2011
12/31/2010
6/30/2010

Salaries & Related Expenses (% of Revenue)

Three and Six Months Ended June 30



Base, Benefits & Tax
65.0%
55.0%
45.0%
52.0%
51.0%
55.9%
56.0%
Three Months
Six Months
Incentive Expense
6.0%
4.0%
2.0%
0.0%
3.5%
3.4%
3.9%
3.7%
Three Months
Six Months
Severance Expense
3.0%
2.0%
1.0%
0.0%
1.3%
1.1%
1.4%
0.9%
Three Months
Six Months
Temporary Help
5.0%
4.0%
3.0%
2.0%
1.0%
3.8%
3.4%
3.9%
3.5%
Three Months
Six Months
2011
2010

"All Other Salaries & Related," not shown, was 2.3% and 2.6% for the three months ended June 30, 2011 and 2010, respectively, and 2.6% and 2.7% for the six months ended June 30, 2011 and 2010, respectively.

Office & General Expenses



% of Revenue, Trailing Twelve Months
35.0%
30.0%
25.0%
20.0%
27.9%
28.2%
28.4%
6/30/2011
12/31/2010
6/30/2010

Office & General Expenses (% of Revenue)

Three and Six Months Ended June 30



Professional Fees
3.0%
2.0%
1.0%
0.0%
1.7%
1.7%
1.9%
1.9%
Three Months
Six Months
Occupancy Expense (ex-D&A)
12.0%
8.0%
4.0%
0.0%
7.4%
7.5%
7.9%
8.3%
Three Months
Six Months
T&E, Office Supplies & Telecom
6.0%
4.0%
2.0%
0.0%
3.8%
3.6%
3.9%
3.8%
Three Months
Six Months
All Other O&G
18.0%
14.0%
10.0%
6.0%
14.1%
14.7%
14.6%
15.2%
Three Months
Six Months
2011
2010

"All Other O&G" includes production expenses, depreciation and amortization, bad debt expense, foreign currency gains (losses) and other expenses.

IPG

Available Liquidity

Cash, Cash Equivalents and Short-Term Marketable Securities + Available Committed Credit Facility


$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
$984 (1)
$1,824
$634
$1,854
$634
$2,689
$634
$1,939
$634
$1,942
6/30/2011
3/31/2011
12/31/2010
9/30/2010
6/30/2010
Cash, Cash Equivalents and Short-Term Marketable Securities
Available Committed Credit Facility

(1) In May 2011, we increased our credit facility to $1,000 from $650, which is reflected above net of outstanding letters of credit.

($ in Millions)

$1.0 Billion 5-Year Credit Facility Covenants (1)

Covenants (2)	Last Twelve Months Ending June 30, 2011
I. Interest Coverage Ratio (not less than):	4.50x
Actual Interest Coverage Ratio:	6.86x
II. Leverage Ratio (not greater than):	3.25x
Actual Leverage Ratio:	2.33x

Interest Coverage Ratio - Interest Expense Reconciliation	Last Twelve Months Ending June 30, 2011
Interest Expense:	$137.1
- Interest income	34.0
- Other	4.1
+ Preferred stock dividends	11.6
Net interest expense as defined:	$110.6

EBITDA Reconciliation	Last Twelve Months Ending June 30, 2011
Operating Income:	$559.6
+ Depreciation and amortization	200.4
+ Other non-cash charges	(1.2)
EBITDA as defined:	$758.8

(1) Facility is not drawn on as of and for the six months ended June 30, 2011.

(2) Based on the terms of the Credit Facility and on our current debt ratings from the rating agencies, the EBITDA covenant is not applicable.

($ in Millions)

Cautionary Statement

This investor presentation contains forward-looking statements. Statements in this investor presentation that are not historical facts, including statements about management's beliefs and expectations, constitute forward-looking statements. These statements are based on current plans, estimates and projections, and are subject to change based on a number of factors, including those outlined in our most recent Annual Report on Form 10-K under Item 1A, Risk Factors. Forward-looking statements speak only as of the date they are made, and we undertake no obligation to update publicly any of them in light of new information or future events.

Forward-looking statements involve inherent risks and uncertainties. A number of important factors could cause actual results to differ materially from those contained in any forward-looking statement. Such factors include, but are not limited to, the following:

- potential effects of a challenging economy, for example, on the demand for our advertising and marketing services, on our clients' financial condition and on our business or financial condition;
- our ability to attract new clients and retain existing clients;
- our ability to retain and attract key employees;
- risks associated with assumptions we make in connection with our critical accounting estimates, including changes in assumptions associated with any effects of a weakened economy;
- potential adverse effects if we are required to recognize impairment charges or other adverse accounting-related developments;
- risks associated with the effects of global, national and regional economic and political conditions, including counterparty risks and fluctuations in economic growth rates, interest rates and currency exchange rates; and
- developments from changes in the regulatory and legal environment for advertising and marketing and communications services companies around the world.

Investors should carefully consider these factors and the additional risk factors outlined in more detail in our most recent Annual Report on Form 10-K under Item 1A, Risk Factors.